EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Petro Resources Corporation (the “Company”) on Form 10-KSB for the fiscal year ended December 31, 2006 (the “Report”), the undersigned Wayne P. Hall, Chief Executive Officer of the Company, and Allen R. McGee, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Wayne R. Hall
Wayne R. Hall Chief Executive Officer April 1, 2007

By:	/s/ Allen P. McGee
Allen P. McGee Chief Financial Officer April 1, 2007